UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6014

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	9/30

Date of reporting period:	3/31/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
Connecticut
Municipal Money
Market Fund, Inc.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
F O R M O R E I N F O R M AT I O N
Back Cover

Dreyfus Connecticut
Municipal Money Market Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Connecticut Municipal Money Market Fund, Inc. covers the six-month period from October 1, 2003, through March 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Joseph Irace.

Yields of money market instruments fell to their lowest level in a generation during the reporting period after the Federal Reserve Board (the “Fed”) reduced short-term interest rates to 1% in late June 2003. Although the economy began to rebound soon thereafter, sluggish job growth has helped keep a lid on potential inflationary pressures, and the Fed has exercised patience in maintaining its accommodative monetary policy. As a result, money market yields have continued to hover near historically low levels.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the money markets. As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2004

DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus Connecticut Municipal Money Market Fund, Inc. perform during the period?

For the six-month period ended March 31, 2004, the fund produced an annualized yield of 0.42%.Taking into account the effects of compounding, the fund produced an annualized effective yield of 0.42%.1

We attribute the fund’s returns to low interest rates, including a federal funds rate that remained at 1% throughout the reporting period.While the supply of newly issued Connecticut securities remained relatively limited, a robust supply of securities on a national level kept tax-exempt yields high relative to comparable-term taxable yields during much of the reporting period.

What is the fund’s investment approach?

The fund seeks as high a level of current income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital and maintenance of liquidity.

To pursue this goal, the fund normally invests substantially all of its assets in short-term municipal obligations that provide income exempt from federal and Connecticut state income taxes.

In pursuing the fund’s investment approach, we normally employ two primary strategies. First, we attempt to add value by constructing a portfolio of high-quality money market instruments that provide income exempt from federal and Connecticut state income taxes. Second, we actively manage the fund’s weighted average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in Connecticut’s short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the fund’s weighted average maturity, which should position

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

the fund to purchase new securities with then-current higher yields, if higher yields materialize as a result of an increase in short-term supply. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities, which are generally issued with maturities in the one-year range, may lengthen the fund’s weighted average maturity. If we anticipate limited new-issue supply, we may extend the fund’s weighted average maturity to maintain then-current yields for as long as we deem practical. At other times, we typically try to maintain a weighted average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund’s performance?

When the reporting period began, money market yields were anchored by the 1% federal funds rate as the labor market remained persistently weak and the Federal Reserve Board repeatedly affirmed its commitment to an accommodative monetary policy. As a result, yields of tax-exempt money market securities remained relatively stable at prevailing low levels throughout the reporting period.

Previous economic weakness continued to affect the fiscal condition of most states, including Connecticut.As corporate tax revenues fell short of projections, the state took steps to balance its 2004 budget by cutting spending and raising taxes on the sale of alcohol, tobacco products and gasoline. However, Connecticut’s budget shortfall was much more modest than those of many other states and there was little need for the state to turn to the tax-exempt money markets to finance its operations. As a result, the supply of money market instruments from Connecticut issuers remained relatively sparse. However, a rising supply of municipal instruments on the national level kept upward pressure on tax-exempt yields, and at times during the reporting period, tax-exempt yields equaled those of comparable-term taxable securities.

Although the limited supply of Connecticut money market instruments made it challenging to do so, we have continued to attempt to construct a “laddered” portfolio of municipal notes and seasoned bonds with effective maturities in the three- to 12-month range. This strategy is designed to balance the risks of longer-dated securities with the opportunity to capture incrementally higher yields At the same time, we generally maintained the fund’s weighted aver age maturity in a range we consider longer than average for the fund

What is the fund’s current strategy?

Due to encouraging signs of a more robust U.S. economy, we are hopeful that short-term interest rates have bottomed and that we may begin to see more opportunities for higher yields.Although challenges remain for Connecticut, the state government appears to be taking steps to address its budget needs. In addition, Connecticut has begun to see signs of higher revenues from personal income taxes in the stronger economy.

We have continued to focus on municipal securities with what we believe to be strong credit characteristics and maturities in the three to 12-month range, and we have continued to attempt to diversify the fund’s assets as much as is practical in a market with a limited supply of newly issued securities. In our view, these are prudent strategies as investors continue to adjust to a stronger economy.

April 15, 2004

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes for non-Connecticut residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.An investment in the fund is not insured or guaranteed by the FDIC or the U.S. government.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.Yield provided reflects the absorption of fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s yield would have been lower.

The Fund 5

STATEMENT OF INVESTMENTS
March 31, 2004 (Unaudited)

	Principal
Tax Exempt Investments—100.5%	Amount ($)		Value ($)

Connecticut—94.7%
Town of Berlin, GO Notes 7.10%, 6/15/2004	125,000		126,511
Town of Bozrah, GO Notes, Refunding
2%, 4/15/2004 (Insured; FSA)	130,000		130,042
Town of Canton, GO Notes
5%, 5/1/2004 (Insured; MBIA)	375,000		376,245
State of Connecticut:
Airport Revenue (Bradley International Airport)
3.60%, 10/1/2004 (Insured; FGIC)	100,000		101,169
GO Notes:
2%, 4/15/2004	5,920,000		5,921,837
4%, 4/15/2004	100,000		100,104
5.25%, 5/1/2004	350,000		351,225
5%, 5/15/2004	100,000		100,464
4.70%, 6/15/2004	100,000		100,724
5%, 6/15/2004	500,000		504,010
5.50%, 8/1/2004	100,000		101,448
5.90%, 8/15/2004	500,000	[b]	513,838
6%, 8/15/2004	750,000	[b]	771,056
VRDN 1.06% (Liquidity Facility; Landesbank
Hessen-Thuringen Girozentrale)	15,550,000	[a]	15,550,000
Connecticut Clean Water Fund:
Revenue:
6.375%, 6/1/2004	200,000		201,708
5.875%, 11/1/2004	100,000		102,732
Refunding 3.90%, 7/15/2004	100,000		100,785
Water Revenue 4%, 10/1/2004	140,000		141,943
Connecticut Development Authority:
Special Obligation Revenue
(Connecticut State General Fund)
4.70%, 5/1/2004 (Insured; FGIC)	100,000		100,297
VRDN:
Airport Facility Revenue
(Learjet Inc. Project)
1.10% (LOC; Bank of America)	3,100,000	[a]	3,100,000
IDR:
(Energy Network Sina Project)
1.10% (LOC; Fleet National Bank)	3,000,000	[a]	3,000,000
(Imperial Electric Assembly Project)
1.17% (LOC; Wachovia Bank)	1,820,000	[a]	1,820,000
(Lapham-Hickey Steel Corp.)
1.12% (LOC; Bank of Montreal)	1,500,000	[a]	1,500,000

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Connecticut (continued)
Connecticut Development Authority (continued):
VRDN (continued):
IDR (continued):
Refunding (Capitol District Energy Project)
1.10% (LOC; Fleet National Bank)	10,500,000	[a]	10,500,000
(SHW Inc. Project)
1.10% (LOC; Deutsche Bank)	5,600,000	[a]	5,600,000
PCR:
(Connecticut Light and Power Co. Project)
1.07% (Liquidity Facility; Merrill Lynch)	1,750,000	[a]	1,750,000
(Western Massachusetts Electric Co.)
1.07% (Liquidity Facility; Merrill Lynch)	3,800,000	[a]	3,800,000
Connecticut Health and Educational Facilities Authority:
College and University Revenue:
6%, 11/1/2004 (Insured; MBIA)	250,000		256,996
(University of Hartford)
5%, 7/1/2004 (Insured; Radian Bank)	350,000		353,155
Private Schools Revenue, VRDN (Westminster School)
1% (LOC; Fleet National Bank)	4,700,000	[a]	4,700,000
Recreational Revenue, VRDN (Greater Hartford YMCA)
1% (Insured; AMBAC and Liquidity Facility;
Fleet National Bank)	2,100,000	[a]	2,100,000
Revenues (Hospital of Saint Raphael):
4.80%, Series H, 7/1/2004 (Insured; AMBAC)	130,000		131,182
4.80%, Series I, 7/1/2004 (Insured; AMBAC)	160,000		161,435
Connecticut Housing Finance Authority, Revenue
Housing Mortgage Finance Program:
5%, 5/15/2004	60,000		60,283
1.25%, 11/15/2004	100,000		99,981
4.95%, 11/15/2004	100,000		102,290
1.20%, 12/22/2004	2,935,000		2,935,000
VRDN:
1.03% (Insured; AMBAC and Liquidity
Facility; FHLB)	7,000,000	[a]	7,000,000
1.11% (Liquidity Facility; FHLMC)	8,656,000	[a]	8,656,000
Connecticut Municipal Electric Energy Cooperative
Power Supply System, Electric Power
and Light Revenues 5%, 1/1/2005 (Insured; MBIA)	1,015,000		1,043,540
Connecticut Special Assessment Second Injury Fund
Special Assessment Revenue
5.50%, 1/1/2005 (Insured; AMBAC)	250,000		258,116

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Connecticut (continued)
Connecticut Special Tax Obligation
Transportation Infrastructure Program:
Fuel Sales Tax Revenue:
3%, 12/1/2004	200,000		202,440
2%, 1/1/2005	3,000,000		3,017,251
Revenue:
3%, 7/1/2004	500,000		502,332
Refunding:
2%, 9/1/2004	1,800,000		1,807,083
4%, 9/1/2004	3,925,000		3,971,519
5%, 10/1/2004	500,000		509,584
VRDN 1.03% (Insured; FGIC and Liquidity Facility;
Dexia Credit Locale)	16,200,000	[a]	16,200,000
Town of Darien, GO Notes 4%, 8/1/2004	200,000		201,857
Town of Easton, GO Notes
BAN 2%, 4/27/2004	1,385,000		1,385,985
Town of Ellington, GO Notes
3.45%, 12/15/2004 (Insured; AMBAC)	375,000		380,892
City of Hartford, GO Notes
5%, 6/15/2004 (Insured; FGIC)	100,000		100,788
Hartford County Metropolitan District, GO Notes:
5%, 4/1/2004	500,000		500,000
6.70%, 10/1/2004	125,000		128,408
Killingworth, GO Notes, BAN
1.75%, 9/2/2004	895,000		896,670
Town of Lisbon, GO Notes
3%, 8/1/2004 (Insured; MBIA)	345,000		347,178
Town of Madison, GO Notes 2%, 3/15/2005	300,000		302,552
City of Meriden, GO Notes
4.60%, 8/1/2004 (Insured; AMBAC)	400,000		404,651
City of Middletown, GO Notes:
4.625%, 4/15/2004	150,000		150,192
4.85%, 4/15/2004	100,000		100,133
City of Milford, GO Notes:
6.10%, 9/15/2004	100,000		102,188
5%, 11/1/2004	120,000		122,684
6.70%, 2/1/2005	300,000		313,723
City of New Britain, GO Notes
BAN 2.25%, 4/8/2004	3,000,000		3,000,641

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Connecticut (continued)
City of New Haven, GO Notes:
5.75%, 11/1/2004 (Insured; FSA)	215,000		220,793
7%, 2/15/2005 (Insured; FGIC)	750,000		788,018
Refunding 5%, 8/15/2004 (Insured; AMBAC)	200,000		202,866
New Haven Air Rights Parking Facility
Auto Parking Revenue, Refunding
4.50%, 12/1/2004 (Insured; AMBAC)	235,000		240,206
City of New London, GO Notes, Refunding
4%, 2/1/2005 (Insured; AMBAC)	135,000		138,180
City of New Milford, GO Notes
4%, 7/15/2004	300,000		302,482
Town of North Branford, GO Notes, Refunding
2.50%, 10/1/2004 (Insured; FSA)	100,000		100,670
Northeast Tax Exempt Bond Grantor Trust, Revenue
VRDN 1.20% (LOC; Bank of America)	3,630,000	[a]	3,630,000
City of Norwich, GO Notes 6.80%, 5/1/2004	100,000		100,465
Town of Orange, GO Notes 5%, 8/15/2004	100,000		101,433
City of Oxford, GO Notes, BAN
2%, 8/6/2004	3,185,000		3,195,938
Town of Plainfield, GO Notes, BAN
2%, 4/15/2004	2,850,000		2,850,939
Regional School District Number 004, GO Notes
4.50%, 2/1/2005 (Insured; MBIA)	750,000		771,041
Regional School District Number 010, GO Notes
Refunding 3.50%, 10/15/2004 (Insured; MBIA)	175,000		177,246
Regional School District Number 013, GO Notes:
2%, 12/15/2004 (Insured; MBIA)	450,000		452,826
BAN 2%, 3/15/2005	800,000		806,783
Regional School District Number 014,
GO Notes (Woodbury & Bethlehem)
4%, 6/1/2004	225,000		226,090
Regional School District Number 016, GO Notes
4.80%, 5/15/2004 (Insured; FSA)	100,000		100,452
Rocky Hill, GO Notes, Refunding
1.25%, 8/1/2004	780,000		780,505
Shelton Housing Authority, Revenue
VRDN (Crosby Commons Project)
1.02% (LOC; Wachovia Bank)	1,745,000	[a]	1,745,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)	Value ($)

Connecticut (continued)
South Central Regional Water Authority, Water
System Revenue 2%, 8/1/2004 (Insured; MBIA)	250,000	250,705
Town of Southbury, GO Notes
3.25%, 2/1/2005 (Insured; MBIA)	280,000	284,991
Town of Southington, GO Notes:
5%, 2/1/2005 (Insured; AMBAC)	460,000	474,671
Refunding 2%, 9/15/2004 (Insured; FSA)	330,000	331,273
City of Stamford, GO Notes:
4.10%, 7/15/2004	300,000	302,608
3.80%, 8/1/2004	250,000	252,322
Town of Stratford, GO Notes, Refunding
4.50%, 2/15/2005 (Insured; FSA)	975,000	1,003,773
Town of Torrington, GO Notes
5%, 9/15/2004 (Insured; FGIC)	100,000	101,738
Town of Trumbell, GO Notes:
6%, 5/15/2004	100,000	100,595
3%, 6/1/2004	100,000	100,314
3%, 9/15/2004	1,650,000	1,663,808
University of Connecticut
College and University Revenue
4.80%, 4/1/2004 (Insured; MBIA)	125,000	125,000
Town of Wallingford, GO Notes:
6.10%, 6/15/2004	200,000	201,991
Refunding 2%, 12/1/2004	645,000	648,400
Town of Waterbury, GO Notes:
5%, 4/1/2004	1,075,000	1,075,000
5%, 8/15/2004 (Insured; MBIA)	150,000	152,140
Town of Watertown, GO Notes:
4.50%, 9/15/2004	100,000	101,512
4%, 8/1/2004 (Insured; MBIA)	265,000	267,597
5%, 4/1/2005 (Insured; MBIA)	275,000	285,291
BAN 2%, 8/12/2004	2,185,000	2,192,856
City of West Hartford, GO Notes
3%, 1/15/2005	1,200,000	1,217,428
City of Winchester, GO Notes, Refunding
2%, 8/1/2004 (Insured; MBIA)	235,000	235,702
Windsor, GO Notes:
4%, 3/15/2005	255,000	261,868
BAN 1.60%, 3/10/2005	1,705,000	1,713,708
Town of Woodbury, GO Notes
BAN 2%, 6/15/2004	505,000	505,770

10

		Principal
Tax Exempt Investments (continued)		Amount ($)		Value ($)

U.S. Related—5.8%
Commonwealth of Puerto Rico:
GO Notes, Public Improvements
5%, 7/1/2004 (Insured; MBIA)		250,000		252,378
Revenue, VRDN, Merlots Program
1.05% (Insured; MBIA and Liquidity
Facility; Wachovia Bank)		6,390,000	[a]	6,390,000
Guam International Airport Authority, Port,
Airport and Marina Revenue
2.50%, 10/1/2004 (Insured; MBIA)		1,255,000		1,263,708
Guam Power Authority, Electric, Power and Light
Revenues 6.75%, 10/1/2004		550,000	[b]	576,217
Puerto Rico Municipal Finance Agency, GO Notes
5%, 8/1/2004 (Insured; FSA)		490,000		496,258
University of Puerto Rico, College and
University Revenue, Refunding
6.25%, 6/1/2004 (Insured; MBIA)		250,000		252,112

Total Investments (cost $	158,986,532)	100.5%		158,986,534
Liabilities, Less Cash and Receivables		(.5%)		(786,952)
Net Assets		100.0%		158,199,582

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations
AMBAC	American Municipal Bond	GO	General Obligation
	Assurance Corporation	IDR	Industrial Development Revenue
BAN	Bond Anticipation Notes	LOC	Letter of Credit
FGIC	Financial Guaranty Insurance	MBIA	Municipal Bond Investors
	Company		Assurance Insurance
FHLB	Federal Home Loan Bank		Corporation
FHLMC	Federal Home Loan Mortgage	PCR	Pollution Control Revenue
	Corporation	VRDN	Variable Rate Demand Notes
FSA	Financial Security Assurance
Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)

F1+, F1		VMIG1, MIG1, P1		SP1+, SP1, A1+, A1	62.0
AAA, AA, Ac		Aaa, Aa, Ac		AAA, AA, Ac	26.6
Not Rated[d]		Not Rated[d]		Not Rated[d]	11.4
					100.0
a Securities payable on demand.Variable interest rate—subject to periodic change.
b	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
d	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	158,986,532	158,986,534
Interest receivable		768,055
Prepaid expenses		11,225
		159,765,814

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		75,926
Cash overdraft due to Custodian		933,466
Payable for investment securities purchased		406,412
Payable for shares of Common Stock redeemed		103,957
Accrued expenses		46,471
		1,566,232

Net Assets ( $)		158,199,582

Composition of Net Assets ($):
Paid-in capital		158,225,946
Accumulated net realized gain (loss) on investments		(26,366)
Accumulated gross unrealized appreciation on investments		2

Net Assets ( $)		158,199,582

Shares Outstanding
(1 billion shares of $.001 par value Common Stock authorized)		158,225,946
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2004 (Unaudited)

Investment Income ($):

Interest Income 836,073 Expenses:

Management fee—Note 2(a) 393,989 Shareholder servicing costs—Note 2(b) 63,988 Professional fees 19,541 Custodian fees 10,180 Prospectus and shareholders' reports 8,338 Registration fees 7,011 Directors' fees and expenses—Note 2(c) 4,430 Miscellaneous 9,349

Total Expenses 516,826

Less—reduction in management fee due to undertaking—Note 2(a) (12,608)

Net Expenses 504,218 Investment Income—Net 331,855

Realized and Unrealized Gain (Loss) on Investments—Note 1(b) ($):

Net realized gain (loss) on investments (1,637) Net unrealized appreciation (depreciation) on investments 2

Net Realized and Unrealized Gain (Loss) on Investments (1,635) Net Increase in Net Assets Resulting from Operations 330,220

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2004	Year Ended
	(Unaudited)	September 30, 2003

Operations ($):
Investment income—net	331,855	1,195,106
Net realized gain (loss) from investments	(1,637)	(10,138)
Net unrealized appreciation
(depreciation) of investments	2	(1,400)
Net Increase (Decrease) in Net Assets
Resulting from Operations	330,220	1,183,568

Dividends to Shareholders from ($):
Investment income—net	(331,855)	(1,195,106)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	122,146,858	358,047,421
Dividends reinvested	326,335	1,172,959
Cost of shares redeemed	(124,986,771)	(395,857,188)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(2,513,578)	(36,636,808)
Total Increase (Decrease) in Net Assets	(2,515,213)	(36,648,346)

Net Assets ($):
Beginning of Period	160,714,795	197,363,141
End of Period	158,199,582	160,714,795

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-
tributions.These figures have been derived from the fund’s financial statements.
	Six Months Ended
	March 31, 2004		Year Ended March 31,

	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.002	.006	.010	.027	.031	.024
Distributions:
Dividends from investment
income—net	(.002)	(.006)	(.010)	(.027)	(.031)	(.024)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.42[a]	.57	.99	2.70	3.19	2.44

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.64[a]	.64	.64	.61	.65	.63
Ratio of net investment
income to average
net assets	.42[a]	.58	1.00	2.60	3.15	2.41
Decrease reflected in
above expense ratios
due to undertakings by
The Dreyfus Corporation	.02[a]	.01	.01	.00[b]	.03	.12

Net Assets, end of period
($ x 1,000)	158,200	160,715	197,363	254,824	200,892	174,600
a	Annualized.
b	Amount represents less than .01%

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies

Dreyfus Connecticut Municipal Money Market Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (“Manager”or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund’s Board of Directors to represent the fair value of the fund’s investments.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $16,942 during the period ended March 31, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $24,729 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2003. If not applied, $11,443 of the carryover expires in fiscal 2004, $573 expires in fiscal 2007, $2,575 expires in fiscal 2008 and $10,138 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal years ended September 30, 2003 were all tax exempt income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At March 31, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund’s average daily net assets and is payable monthly. The Manager had undertaken from October 1, 2003 through to March 31, 2004 to reduce the management fee paid by the fund, to the extent that if the fund’s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .65 of 1% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $12,608 during the period ended March 31, 2004.

The components of Due to The Dreyfus Corporation and affiliates consists of: management fees $66,871, shareholder services plan fees $2,055 and transfer agency per account fees $7,000.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2004, the fund was charged $43,417 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2004, the fund was charged $18,653 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Effective October 15, 2003, annual retainer fees and attendance fees are allocated to each fund based on net assets. Prior to October 15, 2003, each director who is not an “affiliated person” as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting.The Chairman of the Board received an additional 25% of such compensation and continues to do so under the new compensation structure.

NOTE 3—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of

Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund 21

For More Information

Dreyfus
Connecticut Municipal
Money Market Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call 1-800-645-6561
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

© 2004 Dreyfus Service Corporation

0101SA0304

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund’s Board as Board members. The Committee has adopted a Nominating Committee Charter (“Charter”). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	May 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	May 27, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	May 27, 2004

EXHIBIT INDEX

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)